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                                                                    EXHIBIT 13.2

                     CHIEF FINANCIAL OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the Annual Report of Shinhan Financial Group (the "Company") on Form 20-F for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Buhmsoo Choi, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2007

                                         By: /s/ Buhmsoo Choi
                                             ------------------------------
                                             Name:  Buhmsoo Choi
                                             Title: Chief Financial Officer

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